Household Consumer Loan Trust, Series 1995-1 Deposit Trust Calculations
Previous Due Period Ending			Oct 31, 2000
Current Due Period Ending			Nov 30, 2000
Prior Distribution Date			Nov 14, 2000
Distribution Date			Dec 14, 2000

Beginning Trust Principal Receivables			3,664,583,017.08
Average Principal Receivables			3,664,245,575.33
FC&A Collections (Includes Recoveries)			60,959,766.01
Principal Collections			101,584,967.49
Additional Balances			44,547,694.24
Net Principal Collections			57,037,273.25
Defaulted Amount			20,830,604.69
Miscellaneous Payments			0.00
Principal Recoveries			1,383,253.00

Beginning Participation Invested Amount			244,566,503.14
Beginning Participation Unpaid Principal Balance			244,566,503.14
Ending Participation Invested Amount			235,890,933.33
Ending Participation Unpaid Principal Balance			235,890,933.33

Accelerated Amortization Date			Aug 31, 2000
Is it the Accelerated Amortization Period? 0=No			1

OC Balance as % of Ending Participation Invested Amount (3 month average)			9.522%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=No			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			244,566,503.14
Numerator for Fixed Allocation			253,400,430.96
Denominator - Max(Sum of Numerators, Principal Receivables)			3,664,245,575.33
Applicable Allocation Percentage			6.6744%
Investor FC&A Collections			4,068,700.23

Series Participation Interest Default Amount
Numerator for Floating Allocation			244,566,503.14
Denominator - Max(Sum of Numerators, Principal Receivables)			3,664,245,575.33
Floating Allocation Percentage			6.6744%
Series Participation Interest Default Amount			1,390,318.43

Principal Allocation Components
Numerator for Floating Allocation			244,566,503.14
Numerator for Fixed Allocation			262,784,453.36
Denominator - Max(Sum of Numerators, Principal Receivables)			3,664,245,575.33

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			8.0000%
(b) Prime Rate minus 1.50%			8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			6.6269%
(d) Series Participation Interest Unpaid Principal Balance			244,566,503.14
(e) Actual days in the Interest Period			30
Series Participation Monthly Interest, [a*d*e]			1,630,443.35

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			8,675,569.81

(a) Investor Principal Collections, [Max(b,h) or e]			7,285,251.38
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			3,806,897.27
(c) Floating Allocation Percentage			6.6744%
(d) Net Principal Collections			57,037,273.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			7,285,251.38
(f) Fixed Allocation Percentage			7.1716%
(g) Collections of Principal			101,584,967.49

(h) Minimum Principal Amount, [Min(i,l)]			3,011,878.63
(i) Floating Allocation Percentage of Principal Collections			6,780,189.74
(j) 1.8% of the Series Participation Interest Invested Amount			4,402,197.06
(k) Series Participation Interest Net Default Payment Amount			1,390,318.43
(l) the excess of (j) over (k)			3,011,878.63

(m) Series Participation Interest Net Default Payment Amount			1,390,318.43

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			4,068,700.23
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			1,630,443.35
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			1,390,318.43
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			407,610.84
Excess [Sec. 4.11(a)(vi)]			640,327.61

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,302,984,399.67

Series 1995-1 Owner Trust Calculations
Due Period			November 2000
Payment Date			Dec 15, 2000

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections			8,675,569.81
(b) Series Participation Interest Charge Offs			0.00
(c) Lesser of Excess Interest and Carryover Charge offs			0.00

Accelerated Principal Payment			50,951.35

Series Participation Interest Monthly Interest			1,630,443.35

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)			698,750.80

Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)			546,331.00
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)			54,568.90

Principal up to Optimum Monthly Principal Balance
Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)			4,284,993.14

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)			3,209,960.83

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)			0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)			303,644.95
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			876,970.89

Principal up to Accelerated Principal Payment Amout
Pay Class A to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)			0.00

Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)			0.00
Pay Class A to zero- Sec. 3.05(a)(v)(c)			50,951.35

Pay Class B to zero- Sec. 3.05(a)(v)(d)			0.00

Principal up to Optimal Monthly Principal
Pay Class A to zero- Sec. 3.05(a)(vi)(a)			0.00

Pay Class B to zero- Sec. 3.05(a)(vi)(b)			0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(c)			0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(d)			0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)			279,841.30

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)			876,970.89
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(d)			0.00

To Designated Certificate Holder up to total Accelerated Principal Payments			50,951.35
To Designated Certificate Holder up to Holdback Amount			826,019.54
To HCLC any remaining amounts			0.00

Principal paid to the Designated Certificate			3,046.07
Household Consumer Loan Trust, 1995-1
Series 1995-1 Owner Trust Calculations
Due Period Ending	Nov 30, 2000
Payment Date	Dec 15, 2000

Calculation of Interest Expense

Index (LIBOR)	6.620000%
Accrual end date, accrual beginning date and days in Interest Period	Dec 15, 2000 Nov 15, 2000 30
	Class A	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	122,230,459.81	90,489,606.16	8,559,827.61	23,286,609.56
Previously unpaid interest/yield	0.00	0.00	0.00
Spread to index	0.24%	0.625%	1.03%
Rate (capped at 13.0%, 15%, 16%)	6.860000%	7.245000%	7.650000%
Interest/Yield Payable on the Principal Balance	698,751	546,331	54,569
Interest on previously unpaid interest/yield	0	0	0
Interest/Yield Due	698,751	546,331	54,569
Interest/Yield Paid	698,751	546,331	54,569

Summary

Beginning Security Balance	122,230,460	90,489,606	8,559,828	23,286,610
Beginning Adjusted Balance	122,230,460	90,489,606	8,559,828
Principal Paid	4,335,944	3,209,961	303,645	876,971
Ending Security Balance	117,894,515	87,279,645	8,256,183	22,460,590
Ending Adjusted Balance	117,894,515	87,279,645	8,256,183
Ending Certificate Balance as % Participation Interest Invested Amount			0
Targeted Balance	117,945,467	87,279,645	8,256,183
Minimum Adjusted Balance		61,666,667	5,833,333	15,833,333
Certificate Minimum Balance			7,148,439
Ending OC Amount as Holdback Amount				22,460,590
Ending OC Amount as Accelerated Prin Pmts				0.00

Beginning Net Charge offs	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$0.9316677	$3.1727276	$1.8007161
Principal Paid per $1000	$5.7812593	$18.6413205	$10.0199627